UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2020

LogMeIn, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

320 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LOGM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

LogMeIn, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on March 12, 2020. Proxies for the Special Meeting were solicited in accordance with the Securities Exchange Act of 1934, as amended. At the Special Meeting, the stockholders of the Company voted on the following proposals:

I.    Adoption of the Agreement and Plan of Merger, dated December 17, 2019 (as it may be amended from time to time, the “Merger Agreement”) by and among LogMeIn, Inc., a Delaware corporation, Logan Parent LLC, a Delaware limited liability company, and Logan Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Logan Parent LLC:

For	Against	Abstentions	Broker Non- Votes
36,048,777	857,406	32,688	—

II.    Approval to adjourn the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to accept the Merger Agreement at the time of the Special Meeting:

For	Against	Abstentions	Broker Non- Votes
33,808,005	3,082,985	47,881	—

III.    Approval of, on a non-binding, advisory basis, certain compensation that will or may become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement:

For	Against	Abstentions	Broker Non- Votes
35,365,036	1,385,785	188,077	—

Item 8.01.	Other Events.

On March 12, 2020, the Company issued a press release announcing stockholder approval of the foregoing matters at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

A list of exhibits is set forth in the Exhibit Index below and is incorporated herein by reference.

Exhibit No.	Description

99.1	Press release entitled “Stockholders Approve LogMeIn’s Definitive Agreement to be Acquired by Affiliates of Francisco Partners and Evergreen Coast Capital” issued by the Company on March 12, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC.

Date: March 12, 2020	By:	/s/ Michael J. Donahue
Michael J. Donahue
SVP, General Counsel & Secretary

Exhibit 99.1

Stockholders Approve LogMeIn’s Definitive Agreement to be Acquired by Affiliates of

Francisco Partners and Evergreen Coast Capital

Boston, March 12, 2020 – LogMeIn, Inc. (Nasdaq: LOGM), a leading provider of cloud-based connectivity, today announced that its stockholders voted to adopt the previously announced definitive agreement in which LogMeIn will be acquired in a transaction led by Francisco Partners, a leading technology-focused global private equity firm, and Evergreen Coast Capital Corporation the private equity affiliate of Elliott Management Corporation, at its special meeting of stockholders held earlier today. At the special meeting, LogMeIn stockholders adopted the merger agreement with more than 74% of the outstanding shares voting in favor of the merger. The proposed merger is expected to close in mid-2020, subject to customary closing conditions, including the receipt of regulatory approvals.

About LogMeIn, Inc.

LogMeIn, Inc. (NASDAQ: LOGM) simplifies how people connect with each other and the world around them to drive meaningful interactions, deepen relationships, and create better outcomes for individuals and businesses. One of the world’s top 10 public SaaS companies, and a market leader in unified communications and collaboration, identity and access management, and customer engagement and support solutions, LogMeIn has millions of customers spanning virtually every country across the globe. LogMeIn is headquartered in Boston, Massachusetts with additional locations in North America, South America, Europe, Asia and Australia.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “intends,” “forecasts,” “can,” “could,” “may,” “anticipates,” “estimates,” “plans,” “projects,” “seeks,” “should,” “targets,” “will,” “would,” “outlook,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain certain required regulatory approvals to the completion of the transaction or the failure to satisfy any of the other conditions to the completion of the transaction; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; the ability to meet expectations regarding the timing and completion of the merger; and other risks and uncertainties described in the Company’s reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 14, 2020 and other periodic reports the Company files with the SEC, which are available at www.sec.gov and the Company’s website at www.logmeininc.com. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contact Information:

Investors

Rob Bradley

LogMeIn, Inc.

781-897-1301

Rob.Bradley@LogMeIn.com

Press

Craig VerColen

LogMeIn, Inc.

781-897-0696

Press@LogMeIn.com

Francisco Partners

John Moore

215-657-4971

press@franciscopartners.com

Elliott and Evergreen

Stephen Spruiell

212-478-2017

sspruiell@elliottmgmt.com